SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                January 26, 2005

                         VERTICAL COMPUTER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-31889                  65-0393635
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

 201 Main Street, Suite 1175, Forth Worth, Texas 76102             76102
       (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (817) 348-8717

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

      (i) Effective January 26, 2005, the client-auditor relationship between Vertical Computer Systems, Inc. (the "Registrant") and BDO Seidman, LLP ceased.

      (ii) BDO Seidman, LLP's report on the Registrant's financial statements for either of the two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to audit scope or accounting principles. However, BDO Seidman's report did include a paragraph regarding the Registrant's ability to continue as a going concern for either of two fiscal years.

      (iii) During the Registrant's aforementioned two fiscal years, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      (iv) During the Registrant's aforementioned two fiscal years, BDO Seidman, LLP did not advise the Registrant of any of the matters identified in paragraph
(a)(1)(iv) of Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

      (a) Not applicable

      (b) Not applicable

      (c) Exhibit No. Description

Exhibit          Description                              Location

Exhibit 99.1     Letter dated January 21, 2005            Provided herewith
                 from BDO Seidman, LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 27, 2005           VERTICAL COMPUTER SYSTEMS, INC.


                                    By: /s/ Richard Wade
                                    --------------------------------------------
                                    Name: Richard Wade
                                    Title: President and Chief Executive Officer